4th Quarter 2009
Earnings Supplemental Information

Safe Harbor Statement

The contents of this presentation that are not statements of historical fact are forward-looking statements and involve risks and uncertainties that are discussed in the Safe Harbor section of our earnings releases and SEC filings. Actual results may differ materially from such statements. Lexmark undertakes no obligation to update any forward-looking statements.

LEXMARK

2009 Actions to Increase Shareholder Value

- **Delivered strong, innovative new laser and inkjet products and solutions**
  - Introduced strongest, most extensive laser lineup in company history, strengthening presence in high value workgroup and managed print services environments
  - Continued transition of inkjet technology to target a more productive install base, and introduced new line of higher-end inkjets targeted at small & medium businesses
  - Strong industry recognition continues
- **Exiting 2009 a stronger competitor**
  - Solid execution driving sustainable reductions in infrastructure and expense, delivered operating expense reduction of more than $200 million[1] in 2009
  - Continuing to invest to drive Lexmark's long term initiatives, focused on share gains in key workgroup laser and business inkjet segments
  - Continuing to build on strength of industry workflow solutions and growing MPS business
- **Maintaining a strong financial position**
  - More than $1.1 billion in cash & current marketable securities
  - Generated net cash from operations of more than $400 million in 2009 for the 8th consecutive year

(1) Excluding restructuring-related charges and related project costs

LEXMARK

4Q09 Financial Dynamics

- **Results were much stronger than anticipated**
  - Revenue and profit significantly exceeded expectation
  - Both hardware and supplies performance exceeded expectation
  - Both PS&SD and ISD exceeded expectation
- **Strong sequential performance**
  - Significant broad based improvement in demand
  - Revenue increased 12%, strongest percentage growth in 4 years
    - Strong growth in both laser and inkjet hardware revenue
    - Delivered strongest laser supplies revenue growth in a decade
    - Grew inkjet supplies revenue for the second consecutive quarter
  - Geographically, all regions improved in revenue and profit(1)
  - Demonstrating the resilience of Lexmark's business model, grew hardware revenue and operating margin again in 4Q
- **Year on year performance improved significantly compared to earlier in 2009**
  - Hardware revenue was about flat and supplies revenue declined 1% representing a significant improvement from year on year declines during the first 3 quarters of 2009
  - Operating income(1) grew by 190%
- **Generated $257 million of cash from operations, marking the third consecutive quarter of strong sequential improvement in cash generation**

(1) Excluding restructuring-related charges and related project costs

LEXMARK

Improving Financial Performance



Revenue (YTY)
1H09
3Q09
4Q09
-20%
-15%
-1%



Op. Inc. (YTY)(1)
+190%
1H09
3Q09
4Q09
- 40%
-5%



Free Cash Flow(2)
+$269M
2008
1Q09
-$154M
+$5M
2Q09
+$97M
3Q09
+$214M
4Q09
+$162M

(1) Excluding restructuring-related charges and related project costs

(2) Free Cash Flow = Cash flows from operating activities minus purchases of property, plant and equipment plus proceeds from sale of fixed assets

LEXMARK

2009 Year to Date Industry Revenue(1)

Industry Average = -22%



Canon
Konica[1] Minolta
Toshiba TEC
Kyocera[1]
Epson
Fuji Xerox
Oki
HP
Ricoh[1]
LXK
Brother
Xerox
-30%
-27%
-25%
-25%
-22%
-21%
-20%
-19%
-19%
-18.5%
-18%
-17%
LXK

Performing Better Than the Market

(1) Sept YTD 2009 or most recent 9 months, Relevant Hardcopy Output Revenue. Ricoh growth rate excludes IKON revenue estimated at 190B yen, Konica Minolta growth rate excludes Danka revenue estimated at 14B yen, Kyocera growth rate excludes Triumph-Adler revenue estimated at 19B yen

4Q Revenue Compared Last Year

Total revenue of $1.073 billion declined 1% year to year (declined 7% ex. currency)

- **PS&SD revenue of $748 million grew 4%**
  - PS&SD hardware revenue grew 6%
    - PS&SD laser unit shipments declined 16%. Despite weak market conditions, delivered good growth in color lasers and strong growth in laser MFPs
    - PS&SD laser AUR was up 27% driven by a positive shift in the percentage of workgroup products in the mix
- **ISD revenue of $325 million declined 11%**
  - ISD hardware revenue declined 14%
    - ISD unit shipments declined 34% reflecting the weak market and ongoing transition of the inkjet product line
    - ISD AUR increased 30% driven by a positive shift in the percentage of higher end inkjets in the mix
- **Supplies revenue declined 1% as growth in laser supplies was more than offset by a decline in inkjet supplies**
- **Hardware revenue was about flat**
- **Revenue in the U.S. declined 1%, Europe declined 5%, Other International grew 9%**

LEXMARK

4Q Year to Year Comparison

Revenue by Geography

(Dollars in millions)	2009	2008	*% Change*
United States	$ 444	$ 451	-1%
Europe	408	431	-5%
Other International	221	202	9%
Total Revenue(2)	$ 1,073	$ 1,084	-1%



U.S.
Europe
41%
38%
21%
Other International

Segment Revenue

(Dollars in millions)	2009	2008	*% Change*
PS&SD	$ 748	$ 718	4%
ISD	325	366	-11%
Total Revenue(2)	$ 1,073	$ 1,084	-1%



PS&SD
70%
30%
ISD

Segment Operating Income

(Dollars in millions)	2009			2008			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PS&SD	$ 135	$ 29	$ 164	$ 73	$ 20	$ 93	84%	77%
ISD	32	6	38	19	12	30	69%	25%
Other	(77)	10	(67)	(92)	16	(76)	16%	13%
Total Operating Income(2)	$ 90	$ 46	$ 136	$ 0	$ 47	$ 47	n/m	190%

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

4Q P&L Compared to Last Year

	4Q09					4Q08				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$383	$293	$90	$60	$0.76	$314	$314	$0	$18	$0.23
	35.7%	27.3%	8.4%			29.0%	29.0%	0.0%		
Restructuring-Related(1)	$13	($32)	$46	$32	$0.40	$15	($32)	$47	$42	$0.52
Non-GAAP(1)(2)	$396	$261	$136	$92	$1.16	$329	$283	$47	$60	$0.75
	36.9%	24.3%	12.6%			30.4%	26.1%	4.3%		
YY Change(1)(2)	$67	($22)	$89	$32	$0.41					
YY Chg (Bps)(1)(2)	650	(180)	830							

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.
(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.
(2) Totals may not foot due to rounding.

LEXMARK

Maintaining Strong Financial Position – Focus on Cash Flow

- **Long track record of strong cash generation**
  - $257 million and $402 million cash flow from operations generated in 4Q09 and FY09, respectively
  - 17 consecutive years of positive cash flow from operations
  - 8 consecutive years of more than $400 million cash flow from operations
  - Ended year with very strong cash conversion performance

- **Strong liquidity position**
  - $1.1B cash & current marketable securities at quarter end
  - $300M revolver – 3 year agreement
  - $100M A/R facility renewed in Oct. 2009
  - $650M debt maturing in 2013 ($350 million)/2018 ($300 million)

LEXMARK

Cash Generation / Conversion

Cash From Operating Activities

History



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

4Q09

- Net cash provided by operating activities of $257 million
- Depreciation / amortization of $56 million, CAP EX of $45 million
- Since the end of 3Q, A/R declined $20 million, inventory grew $14 million and A/P increased $29 million
- Cash conversion improved 7 days compared to 3Q09 driven by a 6 day improvement in the receivables cycle and a 1 day improvement in inventory conversion

Cash Generation Highlights

- 2009 net cash provided by operating activities of $402 million
- 17th consecutive year of positive cash generation
- 8th consecutive year cash of generation above $400 million
- Cash generation over $400 million in 9 out of the last 10 years

Cash Conversion Days

	4Q09	3Q09	4Q08	3Q08
Receivables	36	42	36	37
Inventory	47	48	51	53
Payables	67	67	65	68
Cash Conversion	16	23	22	22

LEXMARK

2009 Industry Recognition Highlights

Mono MFP Line of the Year



X73x Series

CES Engineering Innovation Honoree



Platinum Pro905



SmartSolutions



Embedded Solutions Framework

#1 in U.S. Laser Awards*



38%
11%
9%
7%
LXK
#2
#3
#4

#2 in U.S. Inkjet Awards*



35%
28%
15%
12%
#1
LXK
#3
#4

* Based on internal assessments of leading U.S. technical publications and test laboratories.

LEXMARK

1Q10 Outlook

In the 1st quarter of 2010, the company expects:

Revenue to be up slightly year on year

Gross profit margin(1)(2) to decline versus 36.9% in 4Q09

Operating expense(1)(2) to decline from $261 million in 4Q09

Operating income margin(1)(2) to decline from 12.6% in 4Q09

Effective tax rate to be about 24%

GAAP EPS of $0.64 - $0.74

- EPS of $0.80 - $0.90 excluding approximately $0.16 per share for restructuring-related activities
- GAAP EPS were $0.75 in 1Q09, or $0.89 excluding $0.14 per share for restructuring-related activities

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Non-GAAP, excludes restructuring-related amounts.

(2) Based on foreign currency exchange rates as of 12/31/09.

FY10 and Longer-Term Assumptions

FY10 Assumptions

- OPEX[(1)(2)] down 3%-5% YTY
- Op. Inc. Margin[(1)(2)] about 2009 level
- Combined interest income/expense and other expense/income consistent with 2009

- Effective tax rate ~22%
- Capital spending ~$185M
- Depreciation ~$205M
- Pension Funding ~$20M (Cash)

Longer Term Assumptions

- Market revenue grows at a low single digit rate
- Lexmark grows revenue in excess of market
- Cash generation primarily driven by net income
- Modest ongoing working capital / cash cycle improvements
- Capital expenditures ~ depreciation
- Cash prioritization - strategic initiatives and share repurchases from excess available U.S. cash

Notes: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.
(1) Non-GAAP, excludes restructuring related amounts. (2) Based on foreign currency exchange rates as of 12/31/09.

LEXMARK

Appendix

Key Messages for Investors

Restructuring Summary

4Q09 GAAP to Non-GAAP Reconciliation Table

2009 GAAP to Non-GAAP Reconciliation Table

2009 Segment Results

2009 Foreign Currency Exposure

Use of GAAP and Non-GAAP measures

LEXMARK

Key Messages For Investors

- Lexmark is focused on driving long-term value for its shareholders by strategically investing in technology, products and solutions to secure high value product installations and capture profitable supplies and service annuities in document and print intensive distributed printing environments.
- The company's world class laser printer-based solutions and managed print services offerings enable Lexmark to help business customers save money while capturing profitable supplies and service annuities generated from workgroup laser printers and laser multi-function products.
- The company's goal is to continue moving the deployment of its award winning inkjet technology upstream to build a more productive / higher page generating installed base of business focused products.
- Lexmark continues to take actions to further strengthen the company's competitiveness by driving sustainable reductions in fixed infrastructure and improving its overall cost and expense structure.
- Lexmark continues to maintain a conservative capital structure with a solid balance sheet and a long track record of good cash generation, positioning it well to invest in the future and compete effectively, even during challenging times.

Restructuring Summary

- The restructuring initiatives are focused on improving the company's operating fundamentals and on better positioning the company to capitalize on long-term growth opportunities

- Pretax charges[1]

• 4Q09	$46 million
• 2009	$141 million
• Expected 1Q10	$17 million
• Expected 2010	$65 million

- Savings[2]

• 4Q09	$39 million
• 2009	$132 million
• Expected 1Q10	$55 million, $31 million above 2009

Note:

(1) Restructuring-related charges include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Restructuring savings include savings from 2007, 2008, and 2009 actions.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	4Q09					4Q08						
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	1Q09 EPS	1Q10 Guidance
GAAP	$383 35.7%	$293 27.3%	$90 8.4%	$60	$0.76	$314 29.0%	$314 29.0%	$0 0.0%	$18	$0.23	$0.75	$0.64 - $0.74
Restructuring-Related[1]	$13	($32)	$46	$32	$0.40	$15	($32)	$47	$42	$0.52	$0.14	$0.16
Non-GAAP[2]	$396 36.9%	$261 24.3%	$136 12.6%	$92	$1.16	$329 30.4%	$283 26.1%	$47 4.3%	$60	$0.75	$0.89	$0.80 - $0.90
YY Change[1][2]	**$67**	**($22)**	**$89**	**$32**	**$0.41**							
YY Chg (Bps)[1][2]	**650**	**(180)**	**830**									

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	Full Year 2009					Full Year 2008				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$1,310	$1,094	$216	$146	$1.86	$1,535	$1,257	$277	$240	$2.69
	33.8%	28.2%	5.6%			33.9%	27.8%	6.1%		
Restructuring-Related(1)	$51	($90)	$141	$111	$1.40	$42	($50)	$93	$77	$0.86
Non-GAAP(2)	$1,361	$1,004	$357	$256	$3.26	$1,577	$1,207	$370	$317	$3.55
	35.1%	25.9%	9.2%			34.8%	26.7%	8.2%		
YY Change(1)(2)	**($216)**	**($203)**	**($13)**	**($60)**	**($0.29)**					
YY Chg (Bps)(1)(2)	**30**	**(80)**	**100**							

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

Full Year 2009 Results

Revenue by Geography

(Dollars in millions)	2009	2008	*% Change*
United States	$ 1,672	$ 1,865	*-10%*
Europe	1,454	1,743	*-17%*
Other International	754	921	*-18%*
Total Revenue(2)	$ 3,880	$ 4,528	*-14%*



U.S.
Europe
43%
38%
19%
Other International

Segment Revenue

(Dollars in millions)	2009	2008	*% Change*
PS&SD	$ 2,625	$ 2,982	*-12%*
ISD	1,255	1,547	*-19%*
Total Revenue(2)	$ 3,880	$ 4,528	-14%



Business
68%
32%
Consumer

Segment Operating Income

(Dollars in millions)	2009			2008			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PS&SD	$ 379	$ 65	$ 444	$ 497	$ 24	$ 522	-24%	-15%
ISD	114	44	159	137	27	164	-17%	-3%
Other	(278)	32	(245)	(357)	41	(316)	22%	22%
Total Operating Income(2)	$ 216	$ 141	$ 357	$ 277	$ 93	$ 370	-22%	-3%

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

Unit Trends, Revenue by Product

Unit Trends

(Millions)	2006	2007	2008	2009
Laser Units	2.1	2.1	1.9	1.5
Inkjet Units	14.7	12.1	6.6	4.2

Revenue by Product

(Dollars in millions)	2008	2009	Change
Laser & Inkjet Printers	$ 1,196.8	$ 938.8	-21.6%
Laser & Inkjet Supplies	3,117.5	2,751.8	-11.7%
Other	214.1	189.3	-11.6%
Total Revenue	$ 4,528.4	$ 3,879.9	-14.3%

LEXMARK

2009 Foreign Currency Exposure

Revenue by Geography



U.S.
43%
38%
19%

Europe: Mostly Euro (75%-80%) and British Pound (10%-15%)

Other International: Primarily Canadian Dollar, Brazilian Real and Australian Dollar

Cost by Currency



USD
~85%
~15%
Non-USD

Non-USD: Primarily Euro (30%-35%), Japanese Yen (20%-25%), Mexican Peso (15%-20%), and Philippine Peso (5%-10%)

Operating Expense by Currency



USD
~68%
~32%

Non-USD: Euro (50%- 55%), and a number of other currencies each representing less than 9% including the Swiss Franc, British Pound, Brazilian Real, Canadian Dollar and Australian Dollar

Other Factors

- Company acts to harmonize supplies prices globally to the U.S. dollar
- Price increases cannot immediately impact laser supplies that are sold under contract (~50% or more at any given point in time)
- Lexmark does not hedge cash flow, but does hedge transaction exposures

LEXMARK

Use of GAAP and Non-GAAP Measures

Management believes that presenting non-GAAP measures is useful because they enhance shareholders' understanding of how management assesses the performance of the Company's businesses. Management uses non-GAAP measures for budgeting purposes, measuring actual results to budgeted projections, and allocating resources. Management uses GAAP and non-GAAP financial performance metrics for employee incentive compensation. Additionally, management reviews the performance of the Company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the Company. Management believes the specific identification of and the exclusion of the impacts of the Company's restructuring-related actions improve the shareholders' ability to assess the performance of the Company since the nature, size and amount of the actions taken by the Company can vary from period to period. Additionally, management provides both GAAP and non-GAAP measures to provide shareholders with additional information that shareholders can utilize in their own methods of evaluating the Company's performance. Management compensates for the material limitations associated with the use of non-GAAP financial measures by having specific projects involved with restructuring-related actions approved by management, along with their associated budgeted costs. Subsequently, actual costs associated with these approved restructuring-related programs are monitored and compared to budgeted costs to assure the Company's non-GAAP financial measures only exclude pre-approved restructuring-related costs. Any non-GAAP measures provided by the Company may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

LEXMARK